Marshall Small-Cap Growth Fund
(A Portfolio of Marshall Funds, Inc.)

Supplement to Class A Shares Prospectus dated January 31, 1999 and Class Y Shares Prospectus dated December 31, 1998 (Revised January 31, 1999)

The following information is a supplement to your combined prospectuses. We're providing it to advise you of a change in portfolio management for the MARSHALL SMALL-CAP GROWTH FUND ("SMALL-CAP GROWTH FUND").

Effective immediately, David Lettenberger will no longer co-manage the SMALL-CAP GROWTH FUND. Please remove reference to him within the fifth paragraph under the sub-heading "Portfolio Managers" in your combined prospectuses.

Steve D. Hayward will remain as the portfolio manager of the SMALL-CAP GROWTH FUND.

                                                                  April 30, 1999

Marshall Funds Investor Services
1000 North Water Street

P.O. Box 1348
Milwaukee, WI  53201-1348

414-287-8555 or 800-236-FUND (3863)

Internet address:  http://www.marshallfunds.com

TDD:  Speech and Hearing Impaired Services
1-800-209-3520

G01010-17 (4/99)